                                                                  EXHIBIT 10.16B


                                FIRST AMENDMENT

                                     TO THE

                        PHYSICIAN SALES & SERVICE, INC.

                   EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

     This First Amendment to the Physician Sales & Service, Inc. Employee Stock Ownership and Savings Plan is adopted this 8th day of July, 1997, by Physician Sales & Service, Inc. (the "Company"), and is effective as of January 1, 1997, except as otherwise set forth below.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company has previously adopted the Amendment and Restatement of the Physician Sales & Service, Inc. Employee Stock Ownership and Savings Plan (the "Plan"), effective as of January 1, 1997; and

     WHEREAS, the Company is authorized and empowered to further amend the Plan; and

     WHEREAS, the Company deems it advisable and in the best interests of the Participants to amend the Plan to provide for the merger of the Y-Laboratories & Supplies, Inc. 401(k) Retirement Plan into this Plan effective as of October 1, 1997 (or as soon as practicable thereafter), to modify the timing of changes to certain contributions and investment elections under the Plan, to clarify the earnings allocation and antidiscrimination provisions of the Plan, and to include other changes required in order to comply with applicable federal laws.

     NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

     Paragraph (b) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (b) "ACTUAL CONTRIBUTION PERCENTAGE" shall mean, with respect to any Plan
          ------------------------------
Year beginning on or after January 1, 1997 and with respect to a group of Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

                                      II.

     Paragraph (d) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (d) "ACTUAL DEFERRAL PERCENTAGE" shall mean, with respect to any Plan Year
          --------------------------
beginning on or after January 1, 1997 and with respect to a group of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

                                      III.

     Subparagraphs (m)(2) and (m)(3) of Article I are hereby deleted, in their entireties, and the following is substituted in lieu thereof:

          (2) For purposes of determining a Participant's Actual Deferral Ratio with respect to any Plan Year beginning on or after January 1, 1997, an Employer may limit the period for which Compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year. For all other purposes of the Plan, no Compensation paid or accrued by an Employer with respect to an Employee prior to the Employee's first day of participation shall be taken into account.

          (3) Effective for Plan Years beginning on or after January 1, 1997, no Compensation in excess of $160,000 (adjusted by the Commissioner of the Internal Revenue Service in accordance with Section 401(a)(17)(B) of the
     Code) shall be taken into account for any Employee. For Plan Years beginning before January 1, 1997, the provisions of subparagraph (m)(3) of
     Article I of this Plan prior to its most recent amendment and restatement shall be in effect.

                                      IV.

     Paragraph (s) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (s) "ELIGIBILITY DATE" shall mean the first day of each Plan Year and the
          ----------------
first day of each calendar month within the Plan Year.

                                       V.

     Subparagraph (w)(3) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

          (3) For Plan Years beginning on or after January 1, 1997, the term "leased employee," as used in this paragraph (w), means any person (other than an employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and one or more Affiliates) on a substantially full time basis for a period of at least one year and the individual's services are performed under the primary direction or control of such Employer.

                                      VI.

     Paragraph (pp) of Article I is hereby modified by renumbering subparagraph
(3) as subparagraph (4) and adding a new subparagraph (3), immediately before renumbered subparagraph (4), as follows:

          (3) The provisions of subparagraphs (1) and (2) shall be effective for Plan Years beginning on or after January 1, 1997. For Plan Years beginning before January 1, 1997, the provisions of paragraph (pp) of Article I of this Plan prior to its most recent amendment and restatement shall be in effect.

                                      VII.

     Effective October 1, 1997, paragraph (uu) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (uu) "MERGER ACCOUNTS" shall mean the account or accounts established
           ---------------
pursuant to paragraph (b) of Article VII with respect to contributions to the Brown's Medical Supply Co. Retirement Savings Plan and the Y-Laboratories & Supplies, Inc. 401(k) Retirement Plan on behalf of a Participant prior to the merger of the Brown's Medical Supply Co. Retirement Savings Plan and the Y-Laboratories & Supplies, Inc. 401(k) Retirement Plan with this Plan effective as of January 1, 1997 and October 1, 1997, respectively, or as soon thereafter as administratively feasible, together with accounts established with respect to contributions to other tax-qualified retirement plans merged with this Plan from time to time.

                                     VIII.

     Paragraph (nnn) of Article I is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (nnn)  "VALUATION DATE" shall mean the last day of each Plan Year and each
             --------------
business day, or such other dates as may be selected by the Plan Administrator. For purposes of this paragraph, the term "business day" shall mean a day on which the New York Stock Exchange and the home office of any third-party administrator that contracts with the Plan Administrator to provide services to the Plan are open for business.

                                      IX.

     Article I is hereby modified by adding new paragraphs (qqq), (rrr) and
(sss), immediately following existing paragraph (ppp), as follows:

     (qqq)  "EARNINGS" attributable to any Pooled Investment Fund (other than
             --------
any pooled Employer Securities Accounts, Other Investments Accounts, or the Company Stock Fund) shall mean, with respect to a Valuation Period, the aggregate of the unrealized appreciation or depreciation accruing to the Pooled Investment Fund during such a period; and the income earned or the loss sustained by the Pooled Investment Fund during such period, whether from investments or from the sale or exchange of assets. The Earnings attributable to a separate portion of a Segregated Investment Fund (other than any segregated Employer Securities Accounts, Other Investments Accounts, or Company Stock Fund) credited to a Participant's Account for any Valuation Period shall be determined by multiplying the number of shares of the Segregated Investment Fund credited to the Participant's Account by the difference between the value of each share for the current Valuation Date and the value of each share as of the most recent preceding Valuation Date. The Earnings attributable to any portion of the Company Stock Fund invested in assets other than Employer Securities shall mean, with respect to a Valuation Period, (i) cash dividends received on shares of Employer Securities allocated to Participants' investments in the Company Stock Fund and (ii) the aggregate of the unrealized appreciation or depreciation occurring in the value of, and that portion of the income earned or the loss sustained by, such portion of the Company Stock Fund during such period. The Earnings attributable to any Other Investments Account shall mean, with respect to a Valuation Period, (i) cash dividends received on shares of Employer Securities allocated to Participants' Employer Securities Accounts (to the extent such cash dividends are not used, pursuant to paragraph (f), to repay a loan), (ii) cash dividends received on Employer Securities not allocated to any Participant's Employer Securities Account or any Fund described in Article XI (to the extent such cash dividends are not used, pursuant to paragraph (f), to repay a loan), and (iii) the aggregate of the unrealized appreciation or depreciation occurring in the value of, and that portion of the income earned or the loss sustained by, the Other Investments Account during such period.

     (rrr)  "POOLED INVESTMENT FUND" shall mean a Fund established under Article
             ----------------------
XI, the combined assets of which shall consist of the common investments of all Participants selecting the Fund.

     (sss)  "SEGREGATED INVESTMENT FUND" shall mean a Fund established under
             --------------------------
Article XI, in which the assets of each Participant selecting the Fund shall be separately invested, and for which the earnings attributable to such assets shall be separately accounted.

                                       X.

     Effective April 1, 1997, subparagraph (a)(4) of Article VI is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

          (4) Any salary reduction agreement with respect to 401(k) Elective Contributions shall be executed and in effect prior to the date selected by the Administrator for the first pay period to which it applies. Any such agreement may be revised by the Participant monthly with the approval of, and as of such date as determined by, the Administrator (or as of any additional dates selected by the Administrator), for pay periods beginning after the date such revision is executed and made effective.

                                      XI.

     Effective April 1, 1997, subparagraphs (a)(6) and (a)(7) of Article VI are hereby deleted, in their entireties, and the following is substituted in lieu thereof:

          (6) A Participant may suspend further 401(k) Elective Contributions to the Plan at any time, provided the request for such suspension is received by the Plan Administrator prior to the date selected by the Administrator for the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may reinstate such contributions by providing written notice to the Plan Administrator for any month thereafter (and as of the date within such month as determined by the Administrator). Any such notice shall be delivered within the time period designated by the Plan Administrator.

          (7) In the event that a Participant receives a withdrawal of his 401(k) Elective Contributions pursuant to paragraph (a) of Article X, such Participant shall not be permitted to make any further 401(k) Elective Contributions pursuant to paragraph (a)(1) of this Article VI for a period of 12 months following the date of such withdrawal. After the completion of the 12-month period, the Participant may reinstate 401(k) Elective Contributions in accordance with the provisions of paragraph (a)(6).

                                      XII.

     Sections (a)(8)(A), (a)(8)(B) and (a)(8)(C) of Article VI are hereby deleted, in their entireties, and the following is substituted in lieu thereof:

          (8) (A) In the event that the 401(k) Elective Contributions of Highly Compensated Employees exceed the limitations set forth in paragraph (g), the aggregate excess 401(k) Elective Contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate), determined as set forth in paragraph (a)(8)(B) below, shall be distributed to the Highly Compensated Employees as provided in paragraph (a)(8)(C) below on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess 401(k) Elective Contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

               (B) For purposes of paragraph (a)(8)(A), the amount of the aggregate excess 401(k) Elective Contributions for the Plan Year shall be equal to the sum of the amounts of such excess contributions attributable to each Highly Compensated Employee for the Plan Year.

                    (i) In order to determine the amount of the excess 401(k)
               Elective Contributions attributable to each Highly Compensated Employee, the Plan Administrator shall first reduce the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for the Plan Year to the extent required to:

                         a. enable the arrangement to satisfy the limitations set forth in paragraph (g), or

                         b. cause such Highly Compensated Employee's Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.

               Then, if necessary, the Plan Administrator shall reduce the Actual Deferral Ratios of the Highly Compensated Employees with the next highest Actual Deferral Ratio for the Plan Year (including the Actual Deferral Ratio(s) of the Highly Compensated Employee(s) whose Actual Deferral Ratio the Plan Administrator already has reduced) to the extent required to comply with paragraph (a)(8)(B)(i)a. or (a)(8)(B)(i)b. This process shall then be repeated until the Actual Deferral Percentage for the Highly Compensated Employees satisfies the limitations set forth in paragraph (g).

                    (ii) The amount of the excess 401(k) Elective Contributions attributable to each Highly Compensated Employee shall equal the remainder of

                         a. the total 401(k) Elective Contributions (and any Non-Elective Contributions treated as 401(k) Elective Contributions) on behalf of the Participant (determined prior to the application of this paragraph (a)(8)(B)), minus

                         b. the amount determined by multiplying the Participant's Actual Deferral Ratio (determined after application of paragraph (a)(8)(B)(i)) by his Compensation used in determining such ratio.

               (C) In order to determine the dollar amount of the excess 401(k) Elective Contributions distributable to each Highly Compensated Employee pursuant to paragraph (a)(8)(A), the Plan Administrator shall first reduce the 401(k) Elective Contributions of the Highly Compensated Employee(s) with the highest dollar amount of 401(k) Elective Contributions for the Plan Year by a dollar amount equal to the lesser of

                    (i) the aggregate excess 401(k) Elective Contributions
               determined under paragraph (a)(8)(B), or

                    (ii) the dollar amount necessary to reduce such Highly
               Compensated Employee's 401(k) Elective Contributions to a dollar amount that is equal to the dollar amount of 401(k) Elective Contributions of the Highly Compensated Employee with the next highest dollar amount of 401(k) Elective Contributions.

          Then, if necessary, the Plan Administrator shall reduce the 401(k) Elective Contributions of the Highly Compensated Employees with the next highest dollar amount of 401(k) Elective Contributions for the Plan Year (including the Highly Compensated Employee(s) whose 401(k) Elective Contributions the Plan Administrator already has reduced) to the extent required to comply with paragraph (a)(8)(C)(i) or
          (a)(8)(C)(ii). This process shall then be repeated until the aggregate excess 401(k) Elective Contributions determined under paragraph (a)(8)(B) have been eliminated. The reduced amounts shall be distributed in accordance with paragraph (a)(8)(A) to the Highly Compensated Employees to whom the reductions are attributable under this paragraph (a)(8)(C). For purposes of this paragraph (a)(8)(C), 401(k) Elective Contributions shall include amounts treated as elective contributions.

                                     XIII.

     Subparagraph (a)(8) of Article VI is hereby modified by adding a new section (F), immediately following existing section (E), as follows:

               (F) The provisions of this paragraph (a)(8) shall be effective for Plan Years beginning on or after January 1, 1997. For Plan Years beginning before January 1, 1997, the provisions of subparagraph
          (a)(8) of Article VI of this Plan, prior to its most recent amendment and restatement, shall be in effect.

                                      XIV.

     Sections (b)(4)(A) through (b)(4)(F) of Article VI are hereby deleted, in their entireties, and the following sections (b)(4)(A) through (b)(4)(D) are substituted in lieu thereof:

               (A) The nonvested portion of such aggregate excess ESOP Matching Contributions (including earnings thereon for the Plan Year to which the excess contributions relate), if any, determined as set forth in paragraph (b)(4)(C) below, shall be forfeited. Unless otherwise required by paragraph (c)(4)(C) of Article VIII, such forfeiture shall be allocated as additional ESOP Employer Contributions in accordance with paragraph (c) of this Article VI; provided, however, that such forfeiture shall be allocated solely to the accounts of Non-Highly Compensated Employees.

               (B) The vested portion of such aggregate excess ESOP Matching Contributions (including earnings thereon for the Plan Year to which the excess contributions relate), if any, determined as set forth in paragraph (b)(4)(C) below, shall be distributed to the Highly Compensated Employees as provided in paragraph (b)(4)(D) below on or before the 15th day of the third month after the close of the Plan Year to which the ESOP Matching Contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess ESOP Matching Contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

               (C) For purposes of paragraphs (b)(4)(A) and (b)(4)(B), the amount of the aggregate excess ESOP Matching Contributions for the Plan Year shall be equal to the sum of the amounts of such excess contributions attributable to each Highly Compensated Employee for the Plan Year.

                    (i) In order to determine the amount of the excess ESOP
               Matching Contributions attributable to each Highly Compensated Employee, the Plan Administrator shall first reduce the Actual

               Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio for the Plan Year to the extent required to:

                         a. enable the arrangement to satisfy the limitations set forth in paragraph (g), or

                         b. cause such Highly Compensated Employee's Actual Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio.

               Then, if necessary, the Plan Administrator shall reduce the Actual Contribution Ratios of the Highly Compensated Employees with the next highest Actual Contribution Ratio for the Plan Year (including the Actual Contribution Ratio(s) of the Highly Compensated Employee(s) whose Actual Contribution Ratio the Plan Administrator already has reduced) to the extent required to comply with paragraph (b)(4)(C)(i)a. or (b)(4)(C)(i)b. This process shall then be repeated until the Actual Contribution Percentage for the Highly Compensated Employees satisfies the limitations set forth in paragraph (g).

                    (ii) The amount of the excess ESOP Matching Contributions
               attributable to each Highly Compensated Employee shall equal the remainder of

                         a. the total ESOP Matching Contributions (and Non-Elective Contributions treated as ESOP Matching Contributions) on behalf of the Participant (determined prior to the application of this paragraph (b)(4)(C)), minus

                         b. the amount determined by multiplying the Participant's Actual Contribution Ratio (determined after application of paragraph (b)(4)(C)(i)) by his Compensation used in determining such ratio.

                    (iii) In determining the amount of the excess ESOP Matching Contributions, Actual Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee's Compensation. In no case shall the amount of such excess with respect to any Highly Compensated Employee exceed the amount of ESOP Matching Contributions on behalf of such Highly Compensated Employee for such Plan Year.

               (D) In order to determine the dollar amount of the excess ESOP Matching Contributions forfeitable with respect to, and distributable to, each Highly Compensated Employee pursuant to paragraphs (b)(4)(A) and (b)(4)(B), the Plan Administrator shall first reduce the ESOP Matching Contributions of the Highly Compensated Employee(s) with the highest dollar amount of ESOP Matching Contributions for the Plan Year by a dollar amount equal to the lesser of

                    (i) the aggregate excess ESOP Matching Contributions
               determined under paragraph (b)(4)(C), or

                    (ii) the dollar amount necessary to reduce such Highly
               Compensated Employee's ESOP Matching Contributions to a dollar amount that is equal to the dollar amount of ESOP Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of ESOP Matching Contributions.

          Then, if necessary, the Plan Administrator shall reduce the ESOP Matching Contributions of the Highly Compensated Employees with the next highest dollar amount of ESOP Matching Contributions for the Plan Year (including the Highly Compensated Employee(s) whose ESOP Matching Contributions the Plan Administrator already has reduced) to the extent required to comply with paragraph (b)(4)(D)(i) or
          (b)(4)(D)(ii). This process shall then be repeated until the aggregate excess ESOP Matching Contributions determined under paragraph (b)(4)(C) have been eliminated. The reduced amounts shall be forfeited and/or distributed in accordance with paragraphs
          (b)(4)(A) and (b)(4)(B) to the Highly Compensated Employees to whom the reductions are attributable under this paragraph (b)(4)(D). For purposes of this subparagraph, ESOP Matching Contributions shall include amounts treated as ESOP Matching Contributions.

                                      XV.

     Subparagraph (b)(4) Article VI is hereby modified by redesignating section
(G) as section (E) and by adding a new section (F), immediately following existing (redesignated) section (E), as follows:

               (E) The provisions of this subparagraph (b)(4) shall be effective for Plan Years beginning on or after January 1, 1997. For Plan Years beginning before January 1, 1997, the prior provisions of subparagraph
          (b)(4) of Article VI of this Plan, prior to its most recent amendment and restatement, shall be in effect.

                                      XVI.

     Section (g)(1)(B) of Article VI is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

               (B) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0 (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise).

                                     XVII.

     Paragraph (g) of Article VI is hereby amended by adding a new subparagraph
(6), immediately following existing subparagraph (5), as follows:

          (6) The provisions of this paragraph (g) shall be effective for Plan Years beginning on or after January 1, 1997. For Plan Years beginning before January 1, 1997, the prior provisions of paragraph (g) of Article VI of this Plan, prior to its most recent amendment and restatement, shall be in effect.

                                     XVIII.

     Effective October 1, 1997, subparagraph (b)(4) of Article VII is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

          (4) Effective January 1, 1997, or as soon thereafter as is administratively feasible, the Plan Administrator shall establish and maintain, with respect to each Participant who was also a participant in the Brown's Medical Supply Co. Retirement Savings Plan, one or more Merger Accounts to provide for amounts credited to the Participant and transferred from the Brown's Medical Supply Co. Retirement Savings Plan upon its merger with this Plan. Effective October 1, 1997, or as soon thereafter as is administratively feasible, the Plan Administrator shall establish and maintain, with respect to each Participant who was also a participant in the Y-Laboratories & Supplies, Inc. 401(k) Retirement Plan, one or more Merger Accounts to provide for amounts credited to the Participant and transferred from the Y-Laboratories & Supplies, Inc. 401(k) Retirement Plan upon its merger with this Plan. The Plan Administrator may establish and maintain additional Merger Accounts from time to time to provide for amounts credited to Participants and transferred from other tax-qualified retirement plans merged with this Plan upon the authorization and direction of the Board of Directors.

                                      XIX.

     Paragraph (e)(1) of Article VII is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

          (1) Each Participant's Accounts shall be credited with appreciation or depreciation, and earnings or losses, as follows:

               (A) As of each Valuation Date, the portions of each Participant's ESOP Employer Contributions Account, ESOP Matching Contributions Account and ESOP Elective Contributions Account credited to Employer Securities Accounts shall be credited with any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such current Valuation Date that are received on (or attributable to) shares of Employer Securities allocated to the Participant's Employer Securities Accounts (and that are not used, pursuant to paragraph (f) to repay a loan).

               (B) As of each Valuation Date, the Administrator shall credit any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such date, that are received on (or attributable to) shares of Employer Securities allocated to suspense accounts maintained as of such date (and that are not used, pursuant to paragraph (f) to repay a loan), to such suspense accounts.

               (C) As of each Valuation Date, the portions of the Participant's ESOP Employer Contributions Account, ESOP Matching Contributions Account, and ESOP Elective Contributions Account credited to Other Investments Accounts shall be credited or charged, as the case may be, with the share of the Earnings for the Valuation Period ending with such current Valuation Date. Each Participant's share of the Earnings of his Other Investments Accounts for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such Other Investments Accounts shall receive a pro rata share of the Earnings of such Other Investments Accounts, taking into account the period of time that each dollar invested in such Other Investments Accounts has been so invested.

               (D) To the extent not otherwise provided for in the preceding provisions of this paragraph (d), the portions of the Participant's ESOP Employer Contributions Account, ESOP Matching Contributions Account, and ESOP Elective Contributions Account credited to Employer Securities Accounts and Other Investments Accounts shall be further credited and charged with (i) the proceeds of any short-term interim investments that may be made by the Trustee during periods prior to purchase dates for the acquisition of Employer Securities by the Trustee, and (ii) direct or indirect purchases of the Employer Securities with assets other than Employer Securities, and purchases of assets other than the Employer Securities in connection with the sale of Employer Securities.

               (E) (i) As of each Valuation Date, any portion of the Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Accounts that is invested in a Pooled Investment Fund established under paragraph (a) of Article XI (other than a Company Stock Fund) shall be credited or charged, as the case may be, with a share of the Earnings of such Pooled Investment Fund for the Valuation Period ending with such current Valuation Date. Each Participant's share of the Earnings of a Pooled Investment Fund for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such Pooled Investment Fund shall receive a pro rata share of the Earnings of such Pooled Investment Fund, taking into account the period of time that each dollar invested in such Pooled Investment Fund has been so invested.

                    (ii) As of each Valuation Date, the portion of the
               Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Accounts that is invested in each Segregated Investment Fund established under paragraph (a) of Article XI (other than a Company Stock Fund) shall be credited or charged, as the case may be, with the Earnings attributable to the Participant's investment in such Segregated Investment Fund for the Valuation Period ending with such current Valuation Date.

                    (iii) As of each Valuation Date, any portion of the Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Accounts that is invested in the Company Stock Fund pursuant to paragraph (a) of Article XI shall be credited or charged, as the case may be, with the share of the appreciation or depreciation, and earnings or losses, attributable to the Participant's investment in the Company Stock Fund for the Valuation Period ending with such current Valuation Date as follows:

                         a. The portions of the Participant's Accounts invested in Employer Securities shall be credited with the value of any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if such investments are not accounted for in shares) for the Valuation Period ending with such current Valuation Date that are received on (or attributable to) shares of Employer Securities allocated to the Participant's investment.

                         b. The portions of the Participant's Accounts invested in other investments shall be credited or charged, as the case may be, with a share of the Earnings of such other investments for the Valuation Period ending with such current Valuation Date. Each Participant's share of the Earnings of such other investments for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such other investments shall receive a pro rata share of the Earnings of such other investments, taking into account the period of time that each dollar invested has been so invested.

                         c. To the extent not otherwise provided for in the preceding provisions of this paragraph (d)(1)(E)(iii), the Participant's investments in a Company Stock Fund shall be further credited and charged with the proceeds of any short-term interim investments that may be made by the Trustee during periods prior to purchase dates for the acquisition of Employer Securities by the Trustee, and with direct or indirect purchases of the Employer Securities with assets other than Employer Securities and purchases of assets other than the Employer Securities in connection with the sale of Employer Securities.

                                      XX.

     Subparagraph (e)(5) of Article VII is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

          (5) The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interests in the Trust Fund or in any Fund. Such accounting procedures shall include any procedures necessary to appropriately reflect any earnings and losses that may result from delays that may occur in completing scheduled transactions. All such procedures shall be applied in a consistent, nondiscriminatory manner.

                                      XXI.

     Effective October 1, 1997, subparagraph (b)(2) of Article IX is hereby modified by adding a new final sentence thereto, immediately following the existing final sentence, as follows:

     Notwithstanding the foregoing provision of this paragraph (b)(2), any Participant who is entitled to a distribution of benefits attributable to one or more Merger Accounts on or after October 1, 1997 and who elects a manner of payment described in paragraph (c)(2)(A) of this Article IX shall be paid his Merger Account balances in cash or in the form of a nontransferable annuity contract (purchased by the Plan Administrator from a commercial provider), as elected by the Participant (or his beneficiary or beneficiaries).

                                     XXII.

     Paragraph (d) of Article IX is hereby deleted, in its entirety, and the following is substituted in lieu thereof:

     (d) LIQUIDATION OF INVESTMENTS AND PERIODIC ADJUSTMENTS.
         ---------------------------------------------------

          (1) Notwithstanding any other provision of this Plan, whenever a Participant is entitled to a distribution or withdrawal from the Plan pursuant to Article IX or X, the Plan Administrator and the Trustee shall be entitled to liquidate all, or any portion, of the investments attributable to the Participant's Accounts at any time during the five business days preceding the date upon which the distribution or withdrawal is scheduled to occur in order to facilitate the payment of benefits. In the event that the Plan Administrator and the Trustee elect to liquidate investments in order to facilitate a distribution or withdrawal, the liquidated funds may be placed in a money market fund or similar investment fund (or, when reasonable, may be held in cash, without liability for interest thereon). The Plan Administrator may adopt such accounting procedures as are necessary to accurately reflect the Participant's interest in such liquidated funds.

          (2) Except as otherwise provided in paragraph (d)(1), to the extent the balance of a Participant's Accounts has not been distributed and remains in the Plan, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VII.

                                     XXIII.

     Effective April 1, 1997, subparagraphs (b)(1) and (b)(2) of Article XI are hereby deleted, in their entireties, and the following is substituted in lieu thereof:

          (1) A Participant shall designate the percentage of his 401(k) Elective Contributions, Participant Investments - ESOP Elective Contributions Account, and Rollover Contributions to be allocated to any Fund. The Administrator shall establish the minimum percentage that each Participant may select to be allocated to any Fund selected by the Participant.

          (2) A Participant may revise his election monthly, effective as of such dates as may be selected by the Plan Administrator from time to time. The Participant's revised election shall be effective for contributions made to the Plan after the effective date of such revision, and may be effective for the investment of balances previously allocated and remaining credited to a Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, and Rollover Contributions Account and Merger Accounts.

     IN WITNESS WHEREOF, this First Amendment has been executed this 8th day of July, 1997, and is effective as of the dates set forth herein.


ATTEST:                                        PHYSICIAN SALES & SERVICE, INC.

      (Corporate Seal)

/s/ Fred Elefant                               By:   /s/ David A. Smith
-------------------------------------             ------------------------------
Secretary                                         Executive Vice President and
                                                  Chief Financial Officer


                                                              "COMPANY"


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